[Logo] MFS [Service Mark]                                      Semiannual Report
Investment Management                                           October 31, 1996

  We invented the mutual fund [Service Mark]

--------------------------------------------------------------------------------

 MFS [Registered Trademark] Municipal Limited Maturity Fund


                                   [Photo]












 American learns how "We invented the mutual fund" (see page 23)
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

TABLE OF CONTENTS

Letter from the Chairman.............................................     1
Fund Facts...........................................................     2
Portfolio Manager's Overview.........................................     3
Portfolio Manager's Profile..........................................     5
Performance Summary..................................................     6
Portfolio of Investments.............................................     8
Financial Statements.................................................    12
Notes to Financial Statements........................................    18
The MFS(R) Family of Funds...........................................    24
Trustees and Officers................................................    25

-------------------------------------------------------------------------------

HIGHLIGHTS

- FOR THE SIX MONTHS ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 2.06%, CLASS B SHARES 1.66%, AND CLASS C SHARES 1.63%.

- INTEREST RATES ON SHORT- AND INTERMEDIATE-MATURITY MUNICIPAL BONDS WERE VOLATILE OVER THE PAST SIX MONTHS, AS INVESTOR PERCEPTIONS ABOUT THE STRENGTH OF THE ECONOMY AND INFLATION CHANGED FREQUENTLY.

- THE MUNICIPAL MARKET'S STRONG RELATIVE PERFORMANCE REFLECTS ITS FAVORABLE TECHNICAL POSITION. SUPPLY REMAINS MODERATE AS RISING INTEREST RATES HAVE RESTRAINED REFUNDING AND AS POLITICAL AND ECONOMIC TRENDS HAVE KEPT ISSUANCE FOR NEW PUBLIC PROJECTS IN CHECK.

- THE FUND'S LARGEST SECTOR CONCENTRATION, REPRESENTING ABOUT 25% OF TOTAL ASSETS, IS IN TAX-SUPPORTED GENERAL OBLIGATION BONDS, HISTORICALLY THE MOST SECURE OF MUNICIPAL CREDITS.

-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

                              Dear Shareholders:

                              As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of
          [Photo] moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter.
However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

     In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

     Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following the Portfolio Manager's Overview, we have added new information on the Fund's holdings. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.
     We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

November 12, 1996

--------------------------------------------------------------------------------

     FUND FACTS

     STRATEGY:                 THE FUND'S INVESTMENT OBJECTIVE IS TO
                               PROVIDE AS HIGH A LEVEL OF CURRENT INCOME
                               EXEMPT FROM FEDERAL INCOME TAXES AS IS
                               CONSIDERED CONSISTENT WITH PRUDENT
                               INVESTING AND PROTECTION OF SHAREHOLDERS'
                               CAPITAL.
     COMMENCEMENT OF
     INVESTMENT OPERATIONS:    MARCH 17, 1992

     SIZE:                     $57.0 MILLION NET ASSETS AS OF OCTOBER 31,
                               1996

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S OVERVIEW

                              Dear Shareholders:

                              For the six months ended October 31, 1996, Class A shares of the Fund provided a total return of 2.06%, Class B shares 1.66%, and Class C shares
          [Photo] 1.63%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.
                                   As was the case in all segments of the
                              fixed-income markets, interest rates on short- and
intermediate-maturity municipal bonds were volatile over the past six months. Investor perceptions about the strength of the economy and inflation expectations changed frequently, as did market sentiment concerning the possibility that the Federal Reserve would begin to tighten monetary policy. Continuing the trend that began at the beginning of the year, rates generally rose through the end of June before stabilizing and trending lower through the summer and early fall.
     As of October 31, 1996, rates on three- to five-year, high-grade municipals were 10 to 15 basis points (0.10% to 0.15%) lower than on April 30. Since the beginning of 1996, the municipal market's performance has been superior to that of comparable-maturity U.S. Treasury bonds; for instance, rates on three-year municipals were only about 20 basis points (0.20%) higher on October 31 than at year-end, compared to an 80-basis-point (0.80%) increase by three-year Treasuries. Since January, the yield ratio of three-year municipals rated "AAA" by Standard & Poor's to Treasuries has declined from 76% to 70%. (Note that principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)
     The municipal market's strong relative performance reflects its favorable technical position. Supply remains moderate as the rise in rates has restrained refunding issuance and as political and economic trends have combined to stall issuance for new public projects. On the demand side, both institutional and retail demand for municipals, particularly in the short- and intermediate-term maturities, has been consistently healthy, aided by substantially diminished fears about radical tax reform.
     Another factor favoring municipals has been the improved investor confidence arising from the strong condition of municipal credits. Benefiting from a healthy economy and sound budgeting and financial practices, the fiscal condition of state and local governments and most revenue bond issuers is generally at its strongest in several years. This trend, combined with the increasing role of municipal bond insurance, has also served to keep yield spreads among sectors and rating categories narrow. Accordingly, 78% of the Fund is invested in either "AAA"- or "AA"-rated bonds. The Fund's largest sector concentration, representing about 25% of total assets, is in tax-supported general obligation bonds, historically the most secure of municipal credits.
     The Fund's net asset value returns of 2.06% for Class A shares, 1.66% for Class B shares, and 1.63% for Class C shares over the past six months compare to the 2.51% average return for short/intermediate municipal bond funds as compiled by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund lagged the 2.73% and 3.10% returns reported for the Lehman Brothers Municipal Bond three-year and five-year indices, respectively. These are unmanaged indices of investment-grade, fixed-rate municipal bonds.
     In the absence of any major changes in the trading relationships among sectors, regions, rating categories, or individual credits, performance is predominantly attributable to maturity selection. As previously noted, month-to-month volatility in the market was significant, even though the net interest rate change over the six-month period was relatively small. The Fund's average maturity varied within a moderate range of 2.5 to 3.5 years, but the timing of the changes proved not to be optimal. For instance, a shorter maturity would have been preferable in May when rates were rising; then, after being shortened during June, a longer average maturity would have provided better performance as rates declined in July.

     At present, the Fund is maintaining a generally neutral average maturity of close to three years. Despite the persistence of favorable inflation reports, the economic outlook remains uncertain. The economy slowed in the third quarter from the second quarter's rapid growth pace, but it remains to be seen whether this represents a temporary phenomenon or the beginning of a clear trend toward slower growth. Also, despite some recent cheapening, we believe short-maturity municipals are still fully valued relative to comparable U.S. Treasury bonds.

Respectfully,

/s/ Robert A. Dennis

Robert A. Dennis
Portfolio Manager

--------------------------------------------------------------------------------

PORTFOLIO MANAGER'S PROFILE

A GRADUATE OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND ITS SLOAN SCHOOL OF MANAGEMENT, ROBERT DENNIS BEGAN HIS CAREER AT MFS IN 1980 AND WAS PROMOTED TO VICE PRESIDENT - INVESTMENTS IN 1983. IN 1986, HE WAS NAMED SENIOR VICE PRESIDENT. HE HAS MANAGED MFS MUNICIPAL LIMITED MATURITY FUND SINCE 1992. MR. DENNIS IS A CHARTERED FINANCIAL ANALYST (C.F.A.).

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds like MFS Municipal Limited Maturity Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN
Class A Investment Results
(net asset value change including reinvested distributions)

                                                                              Life
                                                        6 Months   1 Year   of Fund*
------------------------------------------------------------------------------------
Cumulative Total Return                                  +2.06%    +3.15%    +23.57%
------------------------------------------------------------------------------------
Average Annual Total Return                                 --     +3.15%    + 4.86%
------------------------------------------------------------------------------------
SEC Results                                                 --     +0.63%    + 4.29%
------------------------------------------------------------------------------------

Class B Investment Results
(net asset value change including reinvested distributions)

                                                                              Life
                                                        6 Months   1 Year   of Fund*
------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.66%    +2.34%    +21.29%
------------------------------------------------------------------------------------
Average Annual Total Return                                 --     +2.34%    + 4.26%
------------------------------------------------------------------------------------
SEC Results                                                 --     -1.63%    + 3.88%
------------------------------------------------------------------------------------

Class C Investment Results
(net asset value change including reinvested distributions)

                                                                              Life
                                                        6 Months   1 Year   of Fund*
------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.63%    +2.28%    +22.21%
------------------------------------------------------------------------------------
Average Annual Total Return                                 --     +2.28%    + 4.43%
------------------------------------------------------------------------------------
SEC Results                                                 --     +1.29%    + 4.43%
------------------------------------------------------------------------------------

* For the period from the commencement of investment operations, March 17, 1992 to October 31, 1996.

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class A SEC results include the maximum 2.50% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on July 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

PORTFOLIO OF INVESTMENTS (UNAUDITED) - October 31, 1996

Municipal Bonds - 102.2%
---------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)           Value
---------------------------------------------------------------------------------
General Obligation - 26.6%
  Aldine, TX, Independent School District, PSFG,
    7.25s, 1997                                            $  600      $  606,270
  Baltimore County, MD, Consolidated Public
    Improvement, 5s, 1997                                     500         503,735
  Baltimore County, MD, Metropolitan District,
    6.5s, 1997                                                500         509,465
  Bridgeport, CT, AMBAC, 5.25s, 1999                        1,155       1,182,558
  Cleveland, OH, AMBAC, 5s, 2000                              655         667,491
  Commonwealth of Massachusetts, 7s, 1999                   1,000       1,049,070
  Cook County, IL, High School District No. 205
    (Thornton Township), FGIC, 5.4s, 1997                     450         453,893
  District of Columbia, 4.3s, 1996                            900         899,928
  District of Columbia, AMBAC, 7.25s, 1998                    500         520,545
  Government of Guam, 5.75s, 1999                             500         510,215
  Indianapolis, IN, Local Public Improvement
    Bond Bank, 6.25s, 2001                                  1,000       1,059,960
  Lawrence, MA, AMBAC, 9.7s, 2001                           1,000       1,194,660
  Milwaukee, WI, Metropolitan Sewage District,
    6.7s, 2001                                                500         544,135
  New York City, NY, 5.125s, 1998                             350         354,119
  New York City, NY, 6s, 1999                                 350         359,457
  New York City, NY, 6.125s, 2001                             600         627,102
  New York City, NY, 5.7s, 2002                               500         510,105
  New York City, NY, 5.25s, 2003                            1,500       1,480,860
  North Slope Borough, AK, MBIA, 0s, 1999                     375         332,681
  State of Louisiana, FGIC, 6s, 2000                          500         525,325
  State of Pennsylvania, FGIC, 5.25s, 1999                    500         511,495
  State of Virginia, 5.375s, 1999                             750         771,428
                                                                      -----------
                                                                      $15,174,497
---------------------------------------------------------------------------------
State and Local Appropriation - 10.6%
  California Public Works Board, Lease Rev.
    (Secretary of State), AMBAC, 5.25s, 1998               $  630     $   643,854
  District of Columbia, Certificates of
    Participation, 6s, 1997                                   272         272,147
  Michigan Building Authority Rev., 6.2s, 2002              1,000       1,072,950
  New York Dormitory Authority Rev. (City
    University), 5.25s, 1997                                  500         503,395
  New York Dormitory Authority Rev. (City
    University), 5s, 2000                                     500         502,785
  New York Dormitory Authority Rev. (State
    University), 4.9s, 2000                                   500         499,190
  New York Medical Care Facilities Finance
    Agency Rev., 5.9s, 2000                                   995       1,030,929
  New York Urban Development (Correctional
    Facility), 5.5s, 2001                                   1,000       1,020,110
  State of Utah Building Ownership Authority,
    5.5s, 2000                                                500         514,655
                                                                      -----------
                                                                      $ 6,060,015
---------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED) - continued

Municipal Bonds - continued
---------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)           Value
---------------------------------------------------------------------------------
Refunded and Special Obligations - 4.1%
  Commonwealth of Massachusetts, 6.7s, 2002                $1,000     $ 1,053,340
  Detroit, MI, 5.625s, 1997                                   750         757,282
  New Jersey Transportation Authority Trust
    Fund, 5.6s, 1998                                          495         506,826
                                                                      ----------
                                                                      $ 2,317,448
---------------------------------------------------------------------------------
Airport and Port Revenue - 5.3%
  Atlanta, GA, Airport Facilities Rev., 5.5s,
    2001                                                   $  500      $  517,335
  Denver, CO, City & County Airport Rev., 5.5s,
    1999                                                      650         661,752
  Indianapolis, IN, Airport Authority Rev.,
    FGIC, 5s, 1999                                          1,000       1,014,820
  Metropolitan Nashville, TN, Airport Rev.,
    FGIC, 6.125s, 1999                                        800         829,504
                                                                      -----------
                                                                      $ 3,023,411
---------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 20.1%
  Hillsborough County, FL, Utility Refunding,
    MBIA, 0s, 1999                                         $1,000      $  882,520
  Intermountain Power Agency, UT, Power Supply
    Rev., FSA, 5.25s, 2001                                    500         515,360
  Intermountain Power Agency, UT, Power Supply
    Rev., MBIA, 5.25s, 1999                                   500         507,755
  Intermountain Power Agency, UT, Power Supply
    Rev., MBIA, 5.5s, 1999                                  2,500       2,567,425
  North Carolina Eastern Municipal Power Agency,
    5s, 1999                                                  250         250,480
  Philadelphia, PA, Gas Works Rev., 5.4s, 1998              1,000       1,007,940
  Sacramento, CA, Municipal Utility District
    Electric Rev., FGIC, 6s, 2001                             620         658,384
  South Carolina Public Service Authority,
    AMBAC, 5s, 1999                                           500         507,100
  Washington Public Power Supply System Rev.,
    5s, 2000                                                1,500       1,507,350
  Washington Public Power Supply System Rev.,
    5s, 2000                                                  500         502,450
  Washington Public Power Supply System Rev.,
    5.45s, 2000                                             1,500       1,529,700
  Washington Public Power Supply System Rev.,
    Nuclear Project #2, 4.625s, 1998                        1,000       1,001,910
                                                                      -----------
                                                                      $11,438,374
---------------------------------------------------------------------------------
Insured Health Care Revenue - 6.2%
  Delaware County, IN, Hospital Authority (Ball
    Memorial Hospital), AMBAC, 6.625s, 2001                $2,520     $ 2,722,759
  Norman, OK, Regional Hospital Authority Rev.,
    MBIA, 4.4s, 1999                                          400         397,500
  Wisconsin Health and Educational Facilities,
    MBIA, 4.5s, 1999                                          435         435,757
                                                                      -----------
                                                                      $ 3,556,016
---------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED) - continued

Municipal Bonds - continued
--------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)          Value
--------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.6%
  Rhode Island Housing & Mortgage Finance Corp.,
    AMBAC, 5.15s, 2001                                     $1,000     $1,023,200
  Rhode Island Housing & Mortgage Finance Corp.,
    AMBAC, 5.25s, 2002                                      1,000      1,027,970
                                                                      ----------
                                                                      $2,051,170
--------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.7%
  Arizona Transportation Board, Excise Tax Rev.
    (Maricopa County Regional Area), MBIA, 6.8s,
    1997                                                   $1,000     $1,019,430
  San Diego County, CA, Regional Transportation
    Commission, Sales Tax Rev., MBIA, 5s, 1998                500        507,225
                                                                      ----------
                                                                      $1,526,655
--------------------------------------------------------------------------------
Single Family Housing Revenue - 0.9%
  Texas Department of Housing and Community
    Affairs, MBIA, 4.65s, 2000                             $  500     $  499,965
--------------------------------------------------------------------------------
Student Loan Revenue - 5.0%
  Colorado Student Obligation Bond Authority, 6.125s,
   1998                                                    $  255     $  260,166
  Louisiana Public Facilities Authority (Student Loan
   Rev.), 6.5s, 2002                                        1,000      1,054,790
  Nebraska Higher Education Loan Program Rev., 5s, 1998       500        499,105
  New Mexico Educational Assistance Foundation, 5.25s,
   1998                                                     1,000      1,013,850
                                                                      ----------
                                                                      $2,827,911
--------------------------------------------------------------------------------
Universities - 1.8%
  Illinois Educational Facilities Authority Rev.
    (Northwestern University), 4.75s, 2000                  $ 500     $  501,670
  Union County, PA, Higher Educational
    Facilities Financing Authority (Bucknell
    University), MBIA, 5.3s, 1998                             500        509,120
                                                                      ----------
                                                                      $1,010,790
--------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.1%
  Philadelphia, PA, Water and Sewer Rev., MBIA,
    0s, 2002                                               $1,000     $  756,620
  San Antonio, TX, Water Rev., FGIC, 5.8s, 1999             1,000      1,035,060
                                                                      ----------
                                                                      $1,791,680
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (UNAUDITED) - continued

Municipal Bonds - continued
---------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)           Value
---------------------------------------------------------------------------------
Miscellaneous Revenue - 12.2%
  Connecticut Special Assessment, AMBAC, 5s,
    1999                                                   $1,000     $ 1,017,670
  Michigan Underground Storage, AMBAC, 5s, 1999             3,365       3,424,763
  Pennsylvania Intergovernmental Coop Authority,
    FGIC, 5.4s, 1997                                          500         505,520
  State of Minnesota, AMBAC, 5s, 1998                         500         507,170
  State of Minnesota, AMBAC, 5s, 1999                       1,500       1,520,340
                                                                      -----------
                                                                      $ 6,975,463
---------------------------------------------------------------------------------
Total Investments (Identified Cost, $57,594,078)                      $58,253,395

Other Assets, Less Liabilities - (2.2)%                                (1,242,560)
---------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $57,010,835
---------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS


Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------
October 31, 1996
---------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $57,594,078)                $58,253,395
  Receivable for Fund shares sold                                         375,720
  Interest and dividends receivable                                       912,231
  Deferred organization expenses                                            1,554
  Other assets                                                                662
                                                                      -----------
      Total assets                                                    $59,543,562
                                                                      ===========
Liabilities:
  Cash overdraft                                                      $   688,600
  Distributions payable                                                    58,236
  Payable for Fund shares reacquired                                      106,128
  Payable for investments purchased                                     1,657,254
  Payable to affiliates -
    Management fee                                                            619
    Distribution fee                                                       11,598
  Accrued expenses and other liabilities                                   10,292
                                                                      -----------
      Total liabilities                                               $ 2,532,727
                                                                      ===========
Net assets                                                            $57,010,835
                                                                      ===========
Net assets consist of:
  Paid-in capital                                                     $57,269,822
  Unrealized appreciation on investments                                  659,317
  Accumulated net realized loss on investments                           (931,229)
  Accumulated undistributed net investment income                          12,925
                                                                      -----------
      Total                                                           $57,010,835
                                                                      ===========
Shares of beneficial interest outstanding                               7,560,138
                                                                      ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $46,623,690 / 6,181,843 shares of beneficial
      interest outstanding)                                                 $7.54
                                                                            =====
  Offering price per share (100/97.5)                                       $7.73
                                                                            =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $7,005,342 / 929,960 shares of beneficial
      interest outstanding)                                                 $7.53
                                                                            =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,381,803 / 448,335 shares of beneficial
      interest outstanding)                                                 $7.54
                                                                            =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements


FINANCIAL STATEMENTS - continued


Statement of Operations (Unaudited)
---------------------------------------------------------------------------------
Six Months Ended October 31, 1996
---------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $1,414,559
                                                                       ----------
  Expenses -
    Management fee                                                     $  119,405
    Trustees' compensation                                                  5,597
    Shareholder servicing agent fee (Class A)                              37,276
    Shareholder servicing agent fee (Class B)                               8,229
    Shareholder servicing agent fee (Class C)                               2,408
    Distribution and service fee (Class A)                                 36,848
    Distribution and service fee (Class B)                                 35,216
    Distribution and service fee (Class C)                                 15,903
    Custodian fee                                                          16,398
    Auditing fees                                                          15,450
    Postage                                                                 2,466
    Printing                                                                2,465
    Amortization of organization expenses                                   2,086
    Legal fees                                                                587
    Miscellaneous                                                          42,708
                                                                       ----------
      Total expenses                                                   $  343,042
    Reduction of expenses pursuant to reimbursement agreement             (13,235)
    Fees paid indirectly                                                   (3,030)
                                                                       ----------
      Net expenses                                                     $  326,777
                                                                       ----------
        Net investment income                                          $1,087,782
                                                                       ----------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis)     $   (1,063)
  Change in unrealized appreciation on investments                        111,724
                                                                       ----------
      Net realized and unrealized gain on investments                  $  110,661
                                                                       ----------
          Increase in net assets from operations                       $1,198,443
                                                                       ----------

See notes to financial statements

FINANCIAL STATEMENTS - continued


Statement of Changes in Net Assets
---------------------------------------------------------------------------------------
                                                    Six Months Ended
                                                    October 31, 1996         Year Ended
                                                         (Unaudited)     April 30, 1996
---------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                 $  1,087,782       $  2,600,902
  Net realized loss on investments                            (1,063)           (40,278)
  Net unrealized gain on investments                         111,724            816,807
                                                        ------------       ------------
    Increase in net assets from operations              $  1,198,443       $  3,377,431
                                                        ------------       ------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $   (937,765)      $ (2,223,764)
  From net investment income (Class B)                      (111,374)          (253,938)
  From net investment income (Class C)                       (47,018)           (70,381)
                                                        ------------       ------------
    Total distributions declared to shareholders        $ (1,096,157)      $ (2,548,083)
                                                        ------------       ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                      $  7,866,310       $ 21,822,226
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                         743,725          1,783,696
  Cost of shares reacquired                              (12,850,814)       (37,340,487)
                                                        ------------       ------------
    Decrease in net assets from
      Fund share transactions                           $ (4,240,779)      $(13,734,565)
                                                        ------------       ------------
        Total decrease in net assets                    $ (4,138,493)      $(12,905,217)
Net assets:
  At beginning of period                                  61,149,328         74,054,545
                                                        ------------       ------------
  At end of period (including accumulated
    undistributed net investment income of $12,925
    and $21,300, respectively)                          $ 57,010,835       $ 61,149,328
                                                        ============       ============

See notes to financial statements


FINANCIAL STATEMENTS - continued

Financial Highlights
--------------------------------------------------------------------------------------------
                        Six Months
                             Ended                       Eight Months
                       October 31,  Year Ended April 30,        Ended  Year Ended August 31,
                              1996  --------------------    April 30,  ---------------------
                       (Unaudited)        1996      1995         1994        1993      1992*
--------------------------------------------------------------------------------------------
                           Class A
--------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset
  value - beginning of
  period                   $  7.53     $  7.45   $  7.47      $  7.72     $  7.43    $  7.31
                           -------     -------   -------      -------     -------    -------
Income from investment
  operations++ -
  Net investment
    incomesec.             $  0.14     $  0.30   $  0.28      $  0.19     $  0.31    $  0.15
  Net realized and
    unrealized gain
    (loss) on
    investments              (0.05)       0.08     (0.02)       (0.22)       0.30       0.12
                           -------     -------   -------      -------     -------    -------
      Total from
        investment
        operations         $  0.09     $  0.38   $  0.26      $ (0.03)    $  0.61    $  0.27
                           -------     -------   -------      -------     -------    -------
Less distributions declared to
  shareholders -
  From net investment
    income                 $ (0.08)    $ (0.30)  $ (0.28)     $ (0.19)++  $ (0.31)   $ (0.15)++
  From net realized gain                                              ++
    on investments              --          --        --           --       (0.01)        --
  In excess of net
    investment income           --          --        --   ++      --          --         --
  In excess of net                                         ++
    realized gain on
    investments                 --          --        --        (0.03)         --         --
                           -------     -------   -------      -------     -------    -------
      Total
        distributions
        declared to
        shareholders       $ (0.08)    $ (0.30)  $ (0.28)     $ (0.22)    $ (0.32)   $ (0.15)
                           -------     -------   -------      -------     -------    -------
Net asset value - end of
  period                   $  7.54     $  7.53   $  7.45      $  7.47     $  7.72    $  7.43
                           -------     -------   -------      -------     -------    -------
Total return#                 2.06%       5.11%     3.55%       (0.59)%+     8.47%   (8.26)%+
Ratios (to average net assets)/Supplemental datasec.:
  Expenses##                  0.96%+      0.95%     0.95%        0.89%+      0.68%      0.55%+
  Net investment income       3.77%+      4.00%     3.74%        3.72%+      4.04%      4.25%+
Portfolio turnover              50%         43%       50%          48%         69%         8%
Net assets at end of
  period (000 omitted)     $46,624     $50,387   $64,329      $83,367     $87,192    $21,312

        * For the period from the commencement of investment operations, March 17, 1992 to August 31, 1992.
        + Annualized.
       ++ Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
        # Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
       ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
       ++ Includes a per share distribution from paid-in-capital of $0.0007.
     ++++ Includes a per share distribution in excess of net investment income of $0.002.
[Section] The investment adviser and distributor did not impose all or a portion of their distribution or expense reimbursement fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
Net investment income     $0.14      $0.30     $0.28     $0.18      $0.28     $0.13
Ratios (to average net assets):
Expenses                   0.99%+     0.99%     0.95%     1.12%+     1.16%     1.16%+
Net investment income      3.74%+     3.96%     3.74%     3.49%+     3.57%     3.64%+

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------
                                       Six Months
                                            Ended
                                      October 31,             Year Ended April 30,
                                             1996       ------------------------------
                                      (Unaudited)         1996       1995       1994**
-------------------------------------------------------------------------------------
                                          Class B
-------------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning of period      $ 7.52       $ 7.44     $ 7.46       $ 7.75
                                           ------       ------     ------       ------
Income from investment operations#-
  Net investment incomesec.                $ 0.11       $ 0.25     $ 0.21       $ 0.14
  Net realized and unrealized gain
    (loss) on investments                   (0.02)        0.07      (0.02)       (0.26)
                                           ------       ------     ------       ------
      Total from investment operations     $ 0.09       $ 0.32     $ 0.19       $(0.12)
                                           ------       ------     ------       ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.08)      $(0.24)    $(0.21)      $(0.13)

  In excess of net investment income           --           --         -- +++    (0.01)
  In excess of net realized gain on                                       +++
    investments                                --           --         --        (0.03)
                                           ------       ------     ------       ------
      Total distributions declared to
        shareholders                       $(0.08)      $(0.24)    $(0.21)      $(0.17)
                                           ------       ------     ------       ------
Net asset value - end of period            $ 7.53       $ 7.52     $ 7.44       $ 7.46
                                           ------       ------     ------       ------
Total return                                 1.66%        4.34%      2.67%       (2.37)%+
Ratios (to average net
  assets)/Supplemental datasec.:
  Expenses##                                 1.75%+       1.70%      1.80%        1.74%+
  Net investment income                      2.96%+       3.25%      2.88%        2.79%+
Portfolio turnover                             50%          43%        50%          48%
Net assets at end of period (000
  omitted)                                 $7,005       $7,749     $7,792       $7,415

        ** For the period from the commencement of offering of Class B shares, September 7, 1993 to April 30, 1994.
         + Annualized.
         # Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
        ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
   ++++++ Includes a per share distribution in excess of net investment income of $0.001.
[Section] The investment adviser did not impose all or a portion of its distribution or expense reimbursement fees for the periods indicated. If these fees had been incurred by the
          Fund, the net investment income per share and the ratios would have been:
Net investment income                        $0.11          $0.25     $0.21      $0.12
Ratios (to average net assets):
  Expenses                                    1.86%          1.74%     1.80%      2.05%+
  Net investment income                       2.85%          3.21%     2.88%      2.48%+

See notes to financial statements


FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------
                                                Six Months
                                                     Ended
                                               October 31,    Year Ended April 30,
                                                      1996    --------------------
                                               (Unaudited)        1996     1995***
----------------------------------------------------------------------------------
                                                   Class C
----------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each
  period):
Net asset value - beginning of period               $ 7.53       $ 7.45     $ 7.45
                                                    ------       ------     ------
Income from investment operations# -
  Net investment incomesec.                         $ 0.11       $ 0.23     $ 0.21
  Net realized and unrealized gain (loss) on
    investments                                      (0.02)        0.08      (0.02)
                                                    ------       ------     ------
      Total from investment operations              $ 0.09       $ 0.31     $ 0.19
                                                    ------       ------     ------
Less distributions declared to shareholders -
  From net investment income                        $(0.08)      $(0.23)    $(0.19)
  In excess of net investment income                    --           --         -- +++
                                                    ------       ------     ------ +++
      Total distributions declared to
        shareholders                                $(0.08)      $(0.23)    $(0.19)
                                                    ------       ------     ------
Net asset value - end of period                     $ 7.54       $ 7.53     $ 7.45
                                                    ------       ------     ------
Total return                                          1.63%        4.23%      2.53%
Ratios (to average net assets)/Supplemental
  datasec.:
  Expenses##                                          1.80%+       1.80%      1.79%+
  Net investment income                               2.92%+       3.16%      2.77%+
Portfolio turnover                                      50%          43%        50%
Net assets at end of period (000 omitted)           $3,382       $3,013     $1,934

   *** For the period from the commencement of offering of Class C shares, July 1,
       1994 to April 30, 1995.
     + Annualized.
     # Per share data for the periods subsequent to April 30, 1994 is based on average shares outstanding.
    ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++++ Includes a per share distribution in excess of net investment income of
       $0.001.
  sec. The investment adviser did not impose all or a portion of its distribution or expense reimbursement fees for the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:
Net investment income                                 $ 0.11         $ 0.23    $ 0.21
Ratios (to average net assets):
  Expenses                                             1.84%          1.84%     1.79%+
  Net investment income                                2.88%          3.12%     2.77%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the Fund) is a diversified series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. At April 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $830,991, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003 ($798,921) and April 30, 2004 ($32,070).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.40% of the Fund's average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has volun-tarily agreed to pay all of the Fund's operating expenses, exclusive of management, distribution, and service fees, until February 28, 2002 or the date upon which operating expenses attributable to the Fund are repaid. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. As of October 31, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $167,578, after $13,235 net reimbursement in the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,597 for the period ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,667 as its portion of the sales charge on sales of Class A shares of the Fund for the period ended October 31, 1996. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $13,073 for the period ended October 31, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the period ended October 31, 1996 were 0.15% of the Fund's average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently being reduced to 0.15% on Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,174 and $42 for Class B and Class C shares, respectively, for the period ended October 31, 1996. Fees incurred under the distribution plans during the period ended October 31, 1996 were 0.95% and 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1996, were $72, $50,785 and $334 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $33,845,734 and $27,790,532, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                        $57,594,078
                                                                      -----------
Gross unrealized appreciation                                         $   666,318
Gross unrealized depreciation                                              (7,001)
                                                                      -----------
    Net unrealized appreciation                                       $   659,317
                                                                      -----------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                               Six Months Ended             Year Ended
                               October 31, 1996             April 30, 1996
                               -------------------------    -------------------------
                                   Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------------
Shares sold                       769,527   $  5,780,015     1,999,874   $ 15,164,604
Shares issued to shareholders
  in reinvestment of
  distributions                    84,906        638,021       206,976      1,568,611
Shares reacquired              (1,365,951)   (10,265,464)   (4,146,143)   (31,416,230)
                               ----------   ------------    ----------   ------------
    Net decrease                 (511,518)  $ (3,847,428)   (1,939,293)  $(14,683,015)
                               ==========   ============    ==========   ============

Class B Shares

                               Six Months Ended             Year Ended
                               October 31, 1996             April 30, 1996
                               -------------------------    -------------------------
                                   Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------------
Shares sold                       169,448   $  1,273,376       395,418   $  2,988,803
Shares issued to shareholders
  in reinvestment of
  distributions                     8,095         60,748        19,614        148,492
Shares reacquired                (278,279)    (2,090,255)     (431,218)    (3,263,193)
                               ----------   ------------    ----------   ------------
    Net decrease                 (100,736)  $   (756,131)      (16,186)  $   (125,898)
                               ==========   ============    ==========   ============

Class C Shares

                               Six Months Ended             Year Ended
                               October 31, 1996             April 30, 1996
                               -------------------------    -------------------------
                                   Shares         Amount        Shares         Amount
-------------------------------------------------------------------------------------
Shares sold                       108,079   $    812,919       483,511   $  3,668,819
Shares issued to shareholders
  in reinvestment of
  distributions                     5,981         44,956         8,781         66,593
Shares reacquired                 (65,931)      (495,095)     (351,660)    (2,661,064)
                               ----------   ------------    ----------   ------------
    Net increase                   48,129   $    362,780       140,632   $  1,074,348
                               ==========   ============    ==========   ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended October 31, 1996 was $300.
     ---------------------------------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

Ads Illustrate MFS' Unparalleled Experience

--------------------------------------------------------------------------------

                                     [Photo]



--------------------------------------------------------------------------------



MFS' new advertisements look back at some of the most important events of the twentieth century to demonstrate a simple point -- no other fund company can match MFS' experience. MFS has been managing money for investors since 1924 when we "invented" the nation's first fund, Massachusetts Investors Trust.

Print and broadcast ads will offer dramatic portraits of what that 72 years' worth of experience means. By the time the Apollo rockets began taking off for the moon, for example, MFS had already been exploring the universe of stocks for more than four decades. The company was also on the scene, as other ads will illustrate, when Louis Armstrong was redefining jazz and when the great racehorse Whirlaway was galloping to a Triple Crown victory.

As MFS Chairman Keith Brodkin emphasizes, in today's increasingly competitive mutual fund industry, it's important to have a recognizable brand name. The goal of the MFS ad campaign is to increase public awareness of the company and its unique role in the industry as the inventor of the mutual fund.

The across-the-board strength of the MFS Family of Funds[Registered Trademark] will be highlighted in the print ads, which cite the performance results and Morningstar ratings of various MFS funds.

The broadcast ads appear on a number of cable and network television news and sports programs. The print ads appear in newspapers such as The Wall Street Journal and USA Today; in financial magazines such as Kiplinger's Personal Finance and Money, and in leisure magazines such as Golf Digest and Tennis.

(The cost of the campaign is being underwritten by MFS. It is neither a fund shareholder nor an annuity contractholder expense.)

The MFS Family of Funds [Registered Trademark]
America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime). This material should be read carefully before investing or sending money.

STOCK                                                            WORLD
-------------------------------------------------------          -------------------------------------------------------------------
Massachusetts Investors Trust                                    MFS[Registered Trademark]/Foreign & Colonial Emerging Markets
Massachusetts Investors Growth Stock Fund                          Equity Fund
MFS[Registered Trademark] Capital Growth Fund                    MFS[Registered Trademark]/Foreign & Colonial International
MFS[Registered Trademark] Emerging Growth Fund                     Growth Fund
MFS[Registered Trademark] Gold & Natural Resources Fund          MFS[Registered Trademark]/Foreign & Colonial International
MFS[Registered Trademark] Growth Opportunities Fund                Growth and Income Fund
MFS[Registered Trademark] Managed Sectors Fund                   MFS[Registered Trademark] World Asset Allocation Fund[Service Mark]
MFS[Registered Trademark] OTC Fund                               MFS[Registered Trademark] World Equity Fund
MFS[Registered Trademark] Research Fund                          MFS[Registered Trademark] World Governments Fund
MFS[Registered Trademark] Value Fund                             MFS[Registered Trademark] World Growth Fund
                                                                 MFS[Registered Trademark] World Total Return Fund
STOCK AND BOND
-------------------------------------------------------          NATIONAL TAX-FREE BOND
MFS[Registered Trademark] Total Return Fund                      -------------------------------------------------------------------
MFS[Registered Trademark] Utilities Fund                         MFS[Registered Trademark] Municipal Bond Fund
                                                                 MFS[Registered Trademark] Municipal High Income Fund
BOND                                                             MFS[Registered Trademark] Municipal Income Fund
-------------------------------------------------------          MFS[Registered Trademark] Bond Fund
MFS[Registered Trademark] Government Mortgage Fund
MFS[Registered Trademark] Government Securities Fund             STATE TAX-FREE BOND
MFS[Registered Trademark] High Income Fund                       -------------------------------------------------------------------
MFS[Registered Trademark] Intermediate Income Fund               Alabama, Arkansas, California, Florida, Georgia, Maryland,
MFS[Registered Trademark] Strategic Income Fund                  Massachusetts, Mississippi, New York, North Carolina, Pennsylvania,
                                                                 South Carolina, Tennessee, Virginia, West Virginia
LIMITED MATURITY BOND
-------------------------------------------------------          MONEY MARKET
MFS[Registered Trademark] Government Limited Maturity Fund       -------------------------------------------------------------------
MFS[Registered Trademark] Limited Maturity Fund                  MFS[Registered Trademark] Cash Reserve Fund
MFS[Registered Trademark] Municipal Limited Maturity Fund        MFS[Registered Trademark] Government Money Market Fund
                                                                 MFS[Registered Trademark] Money Market Fund


MFS[Registered Trademark] Municipal Limited Maturity Fund

TRUSTEES
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991), Massachusetts Financial Services Company; Director, Cambridge Bancorp; Director, Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive Officer, Eastern Enterprises

Laurence T. Perera - Partner, Hemenway & Barnes

William J. Poorvu - Adjunct Professor, Harvard University Graduate School of Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive Vice President, Director and Secretary, Massachusetts Financial Service Company

Jeffrey L. Shames* - President and Director, Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American Management Corp. (investment advisers)

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

PORTFOLIO MANAGER
Robert A. Dennis*

TREASURER
W. Thomas London*

ASSISTANT TREASURER
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*
Custodian

State Street Bank and Trust Company

*Affiliated with the Investment Adviser

Investor Information
For MFS stock and bond market outlooks, call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFSService Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and exchanges, call toll free:
1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

WORLD WIDE WEB
www.mfs.com


                    For the third year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations
      [Logo] Services Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companyies nationwide. The survey contained questions about service quality in 15 categories, including "knowledge of phone service contacts," "accuracy of transaction porcessing," and "overall ease of doing business with the firm."

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
  MFS[Registered Trademark] MUNICIPAL     [DALBAR LOGO]
  LIMITED MATURITY                                                                                       ----------------------
  FUND                                                                                                   BULK RATE
                                                                                                         U.S. POSTAGE
  500 Boylston Street                                                                                    PAID
  Boston, MA 02116                                                                                       PERMIT #55638
                                                                                                         BOSTON, MA
                                                                                                         ----------------------

  [MFS LOGO]
  INVESTMENT MANAGEMENT

  We invented the mutual fund[servicemark]



[Copyright]1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116                      MML-3 12/96 14M 37/237/337
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